Annual Report May 31, 2001

Nuveen Investments

Municipal Closed-End Exchange-Traded Funds

         Dependable, tax-free income to help
            you keep more of what you earn.

Select maturities
NIM


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Invest well. Look ahead. Leave your mark. (sm)

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

Photo of: Timothy R. Schwertfeger
Chairman of the Board


Sidebar text: "Your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy."


Dear
     Shareholder


I am pleased to have this opportunity to report on the recent performance of your Nuveen Fund. During the period covered by this report, your Fund continued to meet its primary objective of providing you with attractive monthly tax-free income from a portfolio of quality municipal bonds. Detailed information on your Fund can be found in the Portfolio Managers' Comments and Performance Overview sections later in this report. I urge you to take the time to read them.

In addition to providing you with steady tax-free income, your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy. These include careful research, constant surveillance and judi cious trading by Nuveen's seasoned portfolio management team, with every action designed to supplement income, improve Fund structure, better adapt to current market conditions or increase diversification. In turbulent times like these, prudent investors understand the importance of diversification, balance, and risk management, all attributes your Nuveen Fund can bring to your portfolio. With strong long-term performance achieved through consistent, disciplined professional management, your Nuveen Fund also illustrates the power of taking a long-term view toward financial growth and success.

Invest Well.Look Ahead.Leave Your Mark.

Today, perhaps more than ever, investors have the ability to make a lasting impact on their families and their world for generations to come. For more than 100 years, Nuveen has specialized in offering quality investments such as the Nuveen Funds to those seeking to accumulate and preserve wealth and establish a lasting legacy. Our mission continues to be to provide assistance to you and your financial advisor by offering the investment services and products that can help you leave your mark. We thank you for continuing to choose Nuveen Investments as your partner as you work toward that goal.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

July 15, 2001

Sidebar text: "Today, perhaps more than ever, investors have the ability to make a lasting impact on their families and their world for generations to come."

Nuveen Select Maturities Municipal Fund (NIM)

Portfolio Manager's
               Comments

Portfolio manager Steve Krupa examines national economic and market conditions, key investment strategies, and the performance of the Nuveen Select Maturities Municipal Fund (NIM). A 22-year veteran of Nuveen, Steve has managed NIM since August 2000.

WHAT FACTORS HAD THE GREATEST INFLUENCE ON THE U.S. ECONOMY AND THE MUNICIPAL MARKET DURING THIS REPORTING PERIOD?
The major factors affecting the economy and the municipal market over the past 12 months ended May 31, 2001, were the Federal Reserve's interest rate policies and the slower rate of economic growth. Over the first five months of 2001, the Fed announced five interest rates cuts of 50 basis points each. (A sixth cut of 25 basis points was announced in late June, after the end of the reporting period.) The consensus among market observers is that the Fed is poised to continue easing as long as signs of a significant economic slowdown remain.

In the municipal market, new issue supply has started to pick up in 2001. During the first five months of the calendar year, new municipal issuance nationwide totaled $102.6 billion, an increase of 41% over January-May 2000. On the demand side, municipal bonds continued to be highly sought after by individual investors looking for diversification, income, and an alternative to a volatile stock market. For the most part, improving supply and continued strong demand has helped keep municipal bond prices higher than they were at this time last year. As a result, municipal bond yields are correspondingly lower. Nevertheless, we believe the municipal market continues to represent good value. As of May 31, 2001, long-term municipal yields were 98% of 30-year Treasury yields, compared with 103% in May 2000.

HOW DID NIM PERFORM OVER THE PAST 12 MONTHS?
For the year ended May 31, 2001, the Nuveen Select Maturities Municipal Fund produced a total return on net asset value (NAV) as shown in the accompanying table. These returns are compared to the Lehman Brothers 7-Year Municipal Bond Index1 and the Fund's Lipper Peer Group2.

                               TOTAL     LEHMAN
                              RETURN      TOTAL    LIPPER
           MARKET YIELD       ON NAV    RETURN1  AVERAGE2
---------------------------------------------------------
                              1 YEAR     1 YEAR    1 YEAR
                   TAXABLE-    ENDED      ENDED     ENDED
       5/31/01  EQUIVALENT3  5/31/01    5/31/01   5/31/01
---------------------------------------------------------
NIM      5.80%        8.41%    6.19%     11.07%     9.44%
---------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.

Over the past 12 months, the performance of NIM relative to its benchmarks was driven largely by two credit-related events, which are discussed under "Key Investment Strategies" later in this report.

HOW WERE NIM'S DIVIDEND AND SHARE PRICE AFFECTED BY THIS ENVIRONMENT?
During the past year, Nuveen's dividend management strategies and good levels of call protection helped us maintain NIM's dividend. As of May 31, 2001, NIM has provided shareholders with 41 consecutive months of steady or increasing dividends.

As the stock market remained volatile and the bond market continued to perform well during this period, many investors turned to tax-free fixed-income alternatives as a way to add balance to their portfolios and reduce overall risk. As a result, NIM's share price improved (see the chart on the individual Performance Overview page).

WHAT KEY STRATEGIES WERE USED TO MANAGE NIM DURING THE YEAR ENDED MAY 31, 2001? Despite the tight supply of new municipal issuance during most of the past year, NIM continued to meet its goal of keeping assets fully invested and working for shareholders. As new issuance became available in the marketplace, we focused on strengthening the Fund's long-term dividend-payment capabilities, enhancing structure, and purchasing bonds with the potential to add value and diversification to NIM's portfolio.

1 NIM's performance is compared with that of the Lehman Brothers 7-Year
  Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds with maturities ranging from six to eight years. Results for the Lehman index do not reflect any expenses.
2 The Fund's total return is com pared with the average annual ized return of the 12 funds in the Lipper General and Insured (Unleveraged) Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.
3 The taxable-equivalent yield rep resents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen fund on an after-tax basis. The taxable-equivalent yield is based on the fund's mar ket yield on the indicated date and a federal income tax rate of 31%.
4 Income from the Fund may be subject to state and local taxes, and income from all Nuveen Municipal Closed-End Exchange-Traded Funds may be subject to the federal alternative minimum tax. Capital gains, if any, well be subject to capital gains taxes.

For example, the corporate-backed bonds we purchased over the past 12 months when credit spreads were at cyclical highs performed well as spreads later narrowed, enhancing the value of the Fund's holdings. Some of the names in our portfolio include American Airlines, Waste Management, and Central Power and Light Company.

Another sector where we found value was healthcare, where change has created opportunities in select hospital issues. During the past 12 months ended May 31, 2001, we purchased several BBB hospital bonds at wider spreads, increasing our allocation to this credit quality sector and raising our healthcare allocation to 17% from 12% a year ago. The recent additions to our port-folio included bonds issued by the Michigan State Hospital Finance Authority for Detroit Medical Center. This purchase provides an excellent example of how the expertise of Nuveen research analysis is instrumental in helping us find and understand the credits offering the best upside potential for our Funds.

Some of the recent purchases for NIM's portfolio were financed with the proceeds from calls of U.S. guaran teed, or pre-refunded bonds. At the end of May 2001, NIM's allocation to this type of credit was 7%, down from 13% a year earlier.

As mentioned earlier in this report, NIM's performance over the past 12 months was hampered by its holdings of two issues that were affected by credit problems. In the November 2000 semiannual report, we outlined the situation with bonds issued by Erie County, New York, for the CanFibre of Lackawanna project. The Fund continues to hold these bonds, and Nuveen remains fully involved in seeking a resolution that serves the best interests of our shareholders.

The Lackawanna project now appears to be on track to achieve its targets, and we believe the prospects look good for near-term profitability. The second holding consists of multifamily housing bonds issued by the city of Indianapolis for the Keystone at Fall Creek Apartments. The credit problems encountered by this project have hurt the performance of the Fund in the near term and we continue to fully monitor the holding very closely.

Despite these credit-related issues, shareholders should note that NIM continued to offer strong credit quality, with 56% of its assets invested in bonds rated AAA/U.S. guaranteed and AA as of May 31, 2001. The Fund also had a 30% allocation of BBB and non-rated bonds, which generally provided higher yields during 2000.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN GENERAL AND NIM IN PARTICULAR? Overall, our outlook for fixed-income markets during the next 12 months continues to be positive. Demand for tax-exempt municipal bonds is anticipated to remain strong, as investors look for ways to rebalance their portfolios and reduce potential risk. If interest rates continue to fall and the pace of refundings accelerates, new municipal issuance nationwide in 2001 could exceed $200 billion. Following the decline in municipal supply in both 1999 and 2000, any year-over-year increase in 2001 should still result in supply-and-demand dynamics that support municipal market prices.

Looking specifically at NIM, the Fund offers excellent levels of call protection for the remainder of 2001, with only 3% of its portfolio subject to calls over the next seven months. In September 2002, however, NIM marks the 10-year anniversary of its inception, and the Fund will soon enter the part of the bond market cycle when it will experience a typical increase in call exposure. During 2002 and 2003, NIM could see up to 32% of its portfolio affected by bond calls, depending on market interest rates during that time. In general, this position appears to be manageable, and we foresee no problems in working through any calls.

We also plan to continue to look for areas of the market that can add value for our shareholders and support the Fund's dividend. Based on our research, during the next six months we expect these areas to include the healthcare sector and corporate-backed industrial development bonds. We are currently looking at several A rated small hospital deals of the type that come to market cyclically. Depending on the interest rate envi ronment going forward, bond calls could also create opportunities to enhance NIM's structure. We believe NIM will continue to play an important role in investors' long-range financial programs, providing balance and diversification, dependable tax-free income4, and quality investments.

NIM


Nuveen Select Maturities Municipal Fund

Performance
   Overview As of May 31, 2001


pie chart:

CREDIT QUALITY
AAA/U.S. Guaranteed     42%
AA                      14%
A                       14%
BBB                     13%
NR                      17%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $10.87
--------------------------------------------------
Net Asset Value                             $11.21
--------------------------------------------------
Market Yield                                 5.80%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.41%
--------------------------------------------------
Fund Net Assets ($000)                    $138,804
--------------------------------------------------
Average Effective Maturity (Years)           10.92
--------------------------------------------------
Average Duration                              5.24
--------------------------------------------------

ANNUALIZED TOTAL RETURN (Inception 9/92)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        13.15%         6.19%
--------------------------------------------------
5-Year                         5.72%         5.19%
--------------------------------------------------
Since Inception                4.79%         5.69%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Utilities                                      19%
--------------------------------------------------
Healthcare                                     17%
--------------------------------------------------
Transportation                                 14%
--------------------------------------------------
Tax Obligation/General                          7%
--------------------------------------------------
Housing/Multifamily                             7%
==================================================


bar chart:

2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Jun      0.0525
July     0.0525
Aug      0.0525
Sep      0.0525
Oct      0.0525
Nov      0.0525
Dec      0.0525
Jan      0.0525
Feb      0.0525
Mar      0.0525
Apr      0.0525
May      0.0525



line chart:

SHARE PRICE PERFORMANCE
10.75             6/2/00
10.25
10.13
10.19
10.56
10.56
10.69
10.38
10.25
10.31
10.44
10.56
10.44
10.44
10.44
10.44
10.25
10.31
10.31
10.13
10.19
10.19
10.25
 9.94
10.13
 9.94
10
10.06
10.56
10.5
10.88
10.88
11.31
11
11.06
11.14
10.92
11
11.04
11.08
11
10.8
11.15
10.84
10.66
10.8
10.72
11.05
11.15
11.04
10.89             5/31/01

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%.

Report of
      Independent Auditors


THE BOARD OF TRUSTEES AND SHAREHOLDERS NUVEEN SELECT MATURITIES MUNICIPAL FUND

We have audited the accompanying statement of net assets, including the portfolio of investments, of Nuveen Select Maturities Municipal Fund as of May 31, 2001, and the related statement of operations, statement of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of May 31, 2001, by correspondence with the custodian and brokers, or alternative procedures for confirmations not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Select Maturities Municipal Fund at May 31, 2001, and the results of its operations, changes in its net assets and financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP


Chicago, Illinois
July 13, 2001

                            Nuveen Select Maturities Municipal Fund (NIM)

                            Portfolio of
                                       INVESTMENTS May 31, 2001

    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 6.1%
$       2,470   Arizona Educational Loan Marketing Corporation, Educational Loan             9/02 at 101         Aa2  $   2,550,967
                 Revenue Bonds, 6.375%, 9/01/05 (Alternative Minimum Tax)

        4,345   The Industrial Development Authority of the City of Phoenix, Arizona,    4/08 at 101 1/2         AAA      4,777,154
                 Statewide Single Family Mortgage Revenue Bonds, 1998 Series C,
                 6.650%, 10/01/29 (Alternative Minimum Tax)

        1,185   The Industrial Development Authority of the City of Winslow, Arizona,       No Opt. Call         N/R      1,122,657
                 Hospital Revenue Bonds (Winslow Memorial Hospital Project), Series 1998,
                 5.750%, 6/01/08
------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.6%

          770   Arkansas Student Loan Authority, Student Loan Revenue Bonds                  6/01 at 102           A        786,555
                 (Subordinate), Series 1992A-2, 6.750%, 6/01/06 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 1.2%

          535   El Paso County, Colorado, Single Family Mortgage Revenue Tax-Exempt         No Opt. Call         Aaa        572,283
                 Refunding Bonds, Series 1992A (Class A-2), 8.750%, 6/01/11

        1,000   Summit County, Colorado, Sports Facilities Refunding Revenue                No Opt. Call        BBB+      1,141,830
                 Bonds (Keystone Resorts Management, Inc. Project), Series 1990,
                 7.750%, 9/01/06
------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 4.0%

        5,005   District of Columbia, Washington, D.C., General Obligation                  No Opt. Call         AAA      5,490,935
                 Refunding Bonds, Series 1993A, 6.000%, 6/01/07
------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 2.7%

        3,500   Hillsborough County Industrial Development Authority, Pollution              5/02 at 103          A1      3,716,475
                 Control Revenue Refunding Bonds (Tampa Electric Company Project),
                 Series 1992, 8.000%, 5/01/22
------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 7.1%

          525   Urban Residential Finance Authority of the City of Atlanta,                 No Opt. Call      N/R***        551,077
                 Revenue Bonds (Landrum Arms Project), Series 1994, 6.750%, 7/01/04

        5,755   Development Authority of Burke County, Georgia, Pollution                    1/03 at 103         AAA      6,339,766
                 Control Revenue Bonds (Oglethorpe Power Corporation-Vogtle Project),
                 Series 1992, 8.000%, 1/01/15 (Pre-refunded to 1/01/03)

        2,540   Municipal Electric Authority of Georgia, General Power Revenue              No Opt. Call         AAA      2,959,379
                 Bonds, Series 1992B, 7.500%, 1/01/07
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 16.3%

        2,295   Chicago Metropolitan Housing Development Corporation, Illinois,              7/03 at 100         AAA      2,314,645
                 Housing Development Revenue Refunding Bonds (FHA-Insured Mortgage
                 Loan - Section 8 Assisted Project), Series 1993B, 5.700%, 1/01/13

        3,500   City of Chicago, Illinois, Chicago O'Hare International Airport,            No Opt. Call         N/R      3,443,965
                 Special Facility Revenue Bonds (United Air Lines, Inc. Project),
                 Series 2001A, 6.375%, 11/01/35 (Alternative Minimum Tax)
                 (Mandatory put 5/01/13)

          245   City of Danville, Vermilion County, Illinois, Single Family                 11/03 at 102          A1        253,548
                 Mortgage Revenue Refunding Bonds, Series 1993, 7.300%, 11/01/10

        2,500   Illinois Development Finance Authority, Solid Waste Disposal                No Opt. Call         BBB      2,523,725
                 Refunding Revenue Bonds (Waste Management, Inc. Project),
                 Series 2000, 5.850%, 2/01/07 (Alternative Minimum Tax)

        5,000   Illinois Development Finance Authority, Revenue Bonds                        4/11 at 105         Aaa      5,918,250
                 (Greek American Nursing Home Project), Series 2000A, 7.600%, 4/20/40

        2,505   Illinois Development Finance Authority, Child Care Facility                  9/02 at 102         N/R      2,564,970
                 Revenue Bonds (Illinois Facilities Fund Project), Series 1992,
                 7.400%, 9/01/04

        3,835   Illinois Health Facilities Authority, Revenue Refunding Bonds                8/09 at 101          A-      3,613,989
                 (Silver Cross Hospital and Medical Centers), Series 1999, 5.250%, 8/15/15


                            Nuveen Select Maturities Municipal Fund (NIM) (continued)
                                    Portfolio of INVESTMENTS May 31, 2001
    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)
$       1,760   Illinois Housing Development Authority, Section 8 Elderly Housing           11/02 at 102           A    $ 1,828,182
                 Revenue Bonds (Skyline Towers Apartments), Series 1992B, 6.625%, 11/01/07

          320   City of Rock Island, Illinois, Residential Mortgage Revenue                  9/02 at 102          Aa        330,566
                 Refunding Bonds, Series 1992, 7.700%, 9/01/08
------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 4.0%

          410   Hospital Authority of Elkhart County, Indiana, Hospital Revenue Bonds        7/02 at 102          A1        433,231
                 (Elkhart General Hospital, Inc.), Series 1992, 7.000%, 7/01/08

        1,000   The Indianapolis Local Public Improvement Bond Bank,                        No Opt. Call          AA      1,118,080
                 Series 1992D Bonds, 6.600%, 2/01/07
        3,435   City of Indianapolis, Indiana, Multifamily Housing First                     5/09 at 102         N/R      1,717,500
                 Mortgage Revenue Bonds (Keystone at Fall Creek Apartments),
                 Series 1999A, 6.400%, 5/01/19 (Alternative Minimum Tax)#

        2,100   The Indianapolis Local Public Improvement Bond Bank,                         7/03 at 102         Aa2      2,244,921
                 Transportation Revenue Bonds, Series 1992, 6.000%, 7/01/10
------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 1.5%

        2,000   Anne Arundel County, Maryland, Multifamily Housing Revenue Bonds            No Opt. Call        BBB-      2,083,320
                 (Woodside Apartments Project), Series 1994, 7.450%, 12/01/24
                 (Alternative Minimum Tax) (Mandatory put 12/01/03)
------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 2.1%

        2,967   Michigan State Hospital Finance Authority, Detroit Medical                  No Opt. Call         N/R      2,968,988
                 Center Collateralized Loan, Series 2001, 7.360%, 4/01/07
------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 0.7%

        1,000   White Earth Band of Chippewa Indians, Revenue Bonds,                        No Opt. Call           A      1,029,580
                 Series 2000A, 7.000%, 12/01/11
------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 5.7%
        5,500   Energy America, Nebraska, Natural Gas Revenue Bonds,                        No Opt. Call         N/R      5,408,095
                 1998 Series A, 5.700%, 7/01/08

        2,400   Airport Authority of the City of Omaha, Nebraska, Airport                    1/02 at 102          A1      2,510,664
                 Facilities Revenue Refunding Bonds, Series 1991, 8.375%, 1/01/14
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 9.9%

        5,000   Erie County Industrial Development Agency, New York, Solid Waste            12/10 at 103         N/R      2,500,000
                 Disposal Facility Revenue Bonds (1998 CanFibre of Lackawanna Project),
                 8.875%, 12/01/13 (Alternative Minimum Tax)

        3,000   Housing New York Corporation, Senior Revenue Refunding Bonds,               11/03 at 102         AAA      3,033,210
                 Series 1993, 5.500%, 11/01/20

        3,440   New York City Industrial Development Agency, Amended and Restated           11/04 at 102         Aaa      3,598,240
                 Industrial Development Revenue Bonds (1991 Japan Airlines Company,
                 Ltd. Project), 6.000%, 11/01/15 (Alternative Minimum Tax)

        1,925   New York State Medical Care Facilities Finance Agency,                       2/06 at 102         AA+      2,057,825
                 FHA-Insured Mortgage Hospital and Nursing Home Revenue Bonds,
                 1995 Series C, 6.100%, 8/15/15

        2,130   City of Niagara Falls, Niagara County, New York, Water Treatment            No Opt. Call         AAA      2,637,686
                 Plant (Serial) Bonds, Series 1994, 8.500%, 11/01/07
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 7.3%

        2,000   Akron, Bath and Copley Joint Township Hospital District, Ohio,              11/02 at 102        Baa1      2,026,500
                 Hospital Facilities Revenue Bonds (Summa Health System Project),
                 Series 1992, 6.250%, 11/15/07

        4,500   County of Hamilton, Ohio, Hospital Facilities Revenue Refunding             No Opt. Call           A      4,766,310
                 Bonds (Bethesda Hospital, Inc.), Series 1992A, 6.250%, 1/01/06

        2,180   Ohio Water Development Authority, Revenue Bonds (USA Waste                   3/02 at 102         N/R      2,253,858
                 Services), Series 1992, 7.750%, 9/01/07 (Alternative Minimum Tax)

        1,000   City of Oxford, Ohio, Water Supply System Mortgage Revenue                  12/02 at 102         AAA      1,048,850
                 Refunding Bonds, Series 1992, 6.000%, 12/01/14

    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 7.2%
$       2,000   Oklahoma City, Oklahoma, Airport Trust Junior Lien Tax-Exempt Bonds,         7/10 at 100         AAA    $ 1,973,560
                 Twenty-Seventh Series 2000A, 5.125%, 7/01/20

        4,500   Trustees of the Tulsa Municipal Airport Trust, Oklahoma,                    No Opt. Call        Baa1      4,580,910
                 Revenue Bonds, Refunding Series 2000B, 6.000%, 6/01/35
                 (Alternative Minimum Tax) (Mandatory put 12/01/08)

        3,500   Trustees of the Tulsa Municipal Airport Trust, Oklahoma,                    No Opt. Call        BBB-      3,506,370
                 Revenue Bonds (American Airlines, Inc.), Refunding Series 2001B,
                 5.650%, 12/01/35 (Mandatory put 12/01/08) (DD, settling 6/01/01)
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 4.3%

        3,800   Pennsylvania Higher Education Assistance Agency, Student Loan                1/03 at 102         AAA      3,913,620
                 Revenue Bonds, 1988 Series D, 6.050%, 1/01/19 (Alternative Minimum Tax)

        1,680   Pennsylvania Higher Educational Facilities Authority, College               No Opt. Call         Aaa      2,020,754
                 and University Revenue Bonds, 9th Series, 7.625%, 7/01/15
------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 1.0%

        1,340   Rhode Island Housing and Mortgage Finance Corporation,                       4/02 at 102         AA+      1,343,819
                 Homeownership Opportunity Bonds, Series 7, 6.500%, 4/01/25
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 7.0%

          525   Austin-Travis County Mental Health and Mental Retardation                    3/05 at 101         AAA        570,465
                 Center, Revenue Bonds (MHMR Center Facilities Acquisition
                 Program), Series 1995-A, 6.500%, 3/01/15

          915   Texas Community Mental Health and Mental Retardation Centers,                3/05 at 101         AAA        994,239
                 Revenue Bonds (MHMR Center Facilities Acquisition Program),
                 Series 1995A-E, 6.500%, 3/01/15

          510   City of Galveston Property Finance Authority, Inc., Single                   9/01 at 103          A3        530,823
                  Family Mortgage Revenue Bonds, Series 1991A, 8.500%, 9/01/11

        3,000   Matagorda County Navigation, District Number One, Texas,                     7/01 at 101         AAA      3,043,560
                 Pollution Control Revenue Refunding Bonds (Central Power and
                 Light Company Project), Series 1995, 6.100%, 7/01/28

          900   Tom Green County Health Facilities Development Corporation,                 No Opt. Call        Baa3        901,512
                 Texas, Hospital Revenue Bonds (Shannon Health System Project),
                 Series 2001, 5.600%, 5/15/06 (WI, settling 6/13/01)

          800   Travis County Health Facilities Development Corporation,                    11/03 at 102         Aaa        853,880
                 Hospital Revenue Bonds (Daughters of Charity National Health
                 System - Daughters of Charity Health Services of Austin),
                 Series 1993B, 5.900%, 11/15/07

          715   Tri-County Mental Health and Mental Retardation Services,                    3/05 at 101         AAA        776,919
                 Revenue Bonds (MHMR Center Facilities Acquisition Program),
                 Series 1995-E, 6.500%, 3/01/15

        6,425   Weatherford Independent School District, Parker County, Texas,          2/11 at 56 41/64         AAA      2,008,070
                 Unlimited Tax School Building and Refunding Bonds, Series 2001,
                 0.000%, 2/15/21
------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 1.4%

        2,055   City of Bountiful, Davis County, Utah, Hospital Revenue                     No Opt. Call         N/R      1,919,062
                 Refunding Bonds (South Davis Community Hospital Project),
                 Series 1998, 6.000%, 12/15/10
------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 1.5%

        2,000   Hampton Redevelopment and Housing Authority, Multifamily Housing             7/02 at 104        Baa2      2,090,220
                  Revenue Refunding Bonds (Chase Hampton II Apartments),
                 Series 1994, 7.000%, 7/01/24 (Mandatory put 7/01/04)
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 7.8%

                Washington Public Power Supply System, Nuclear Project No. 1
                Refunding Revenue Bonds, Series 1993A:
        1,500    7.000%, 7/01/07                                                            No Opt. Call         Aa1      1,715,984
        3,000    7.000%, 7/01/08                                                            No Opt. Call         Aa1      3,465,210

        7,000   Washington Public Power Supply System, Nuclear Project No. 3                No Opt. Call         Aa1      5,602,310
                 Refunding Revenue Bonds, Series 1990B, 0.000%, 7/01/06

                            Nuveen Select Maturities Municipal Fund (NIM) (continued)
                                    Portfolio of INVESTMENTS May 31, 2001
    PRINCIPAL                                                                              OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 2.7%
$       3,500   Wisconsin Health and Educational Facilities Authority,                       2/03 at 102         AAA  $   3,684,520
                 Revenue Bonds (Sisters of the Sorrowful Mother - Ministry Corporation),
                 Series 1993A, 6.125%, 8/15/13
------------------------------------------------------------------------------------------------------------------------------------
$     145,242   Total Investments (cost $141,387,947) - 102.1%                                                          141,733,583
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (2.1)%                                                                   (2,929,464)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $ 138,804,119
                ====================================================================================================================

                       * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                            There may be other call provisions at varying prices at later dates.

                      ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                     *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S.
                            Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                       # Non-income producing security, in the case of a bond, generally denotes that issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

                     N/R    Investment is not rated.

                    (DD)    Security purchased on a delayed delivery basis. (WI)
                            Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

Statement of
           NET ASSETS May 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value                                                                   $141,733,583
Interest receivable                                                                                                       2,588,041
Other assets                                                                                                                 23,596
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                                      144,345,220
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                                                              375,301
Payable for investments purchased                                                                                         4,404,469
Accrued expenses:
   Management fees                                                                                                           58,777
   Other                                                                                                                     52,718
Dividends payable                                                                                                           649,836
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                                                   5,541,101
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                             $138,804,119
====================================================================================================================================
Shares outstanding                                                                                                       12,380,786
====================================================================================================================================
Net asset value per share outstanding (net assets divided by shares outstanding)                                       $      11.21
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of
      OPERATIONS Year Ended May 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                                                        $8,583,939
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                                                             697,933
Shareholders' servicing agent fees and expenses                                                                              12,031
Custodian's fees and expenses                                                                                                71,417
Trustees' fees and expenses                                                                                                   1,695
Professional fees                                                                                                             5,211
Shareholders' reports - printing and mailing expenses                                                                        36,753
Stock exchange listing fees                                                                                                  24,189
Investor relations expense                                                                                                   30,406
Other expenses                                                                                                                9,265
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                                                                  888,900
   Custodian fee credit                                                                                                     (39,712)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                                                849,188
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                                     7,734,751
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investment transactions                                                                              308,404
Change in net unrealized appreciation (depreciation) of investments                                                         412,312
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                                                                   720,716
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                                               $8,455,467
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of
           CHANGES IN NET ASSETS

                                                                                                     YEAR ENDED          YEAR ENDED
                                                                                                        5/31/01             5/31/00
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                               $ 7,734,751         $ 7,757,354
Net realized gain (loss) from investment transactions                                                   308,404            (170,549)
Change in net unrealized appreciation (depreciation) of investments                                     412,312          (7,104,871)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                            8,455,467             481,934
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From undistributed net investment income                                                             (7,799,896)         (7,688,471)
From accumulated net realized gains from investment transactions                                             --          (1,275,221)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                            (7,799,896)         (8,963,692)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from shares issued to shareholders due to
   reinvestment of distributions                                                                             --                  --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                                                   655,571          (8,481,758)
Net assets at the beginning of year                                                                 138,148,548         146,630,306
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                                      $138,804,119        $138,148,548
====================================================================================================================================
Balance of undistributed net investment income at the end of year                                  $    113,183        $    178,328
====================================================================================================================================


                                 See accompanying notes to financial statements.

NOTES TO
     FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The Fund covered in this report and its corresponding New York Stock Exchange symbol is Nuveen Select Maturities Municipal Fund (NIM) (the "Fund").

The Fund seeks to provide current income exempt from regular federal income tax, consistent with the preservation of capital by investing in a diversified, investment-grade quality portfolio of municipal obligations with intermediate characteristics having an initial average effective maturity of approximately ten years. In assembling and managing its portfolio, the Fund has purchased municipal obligations having remaining effective maturities of no more than fifteen years with respect to 80% of its total assets that, in the opinion of the Fund's investment adviser, represent the best value in terms of the balance between yield and capital preservation currently available from the intermediate sector of the municipal market. The Fund's investment adviser, Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, will actively monitor the effective maturities of the Fund's investments in response to prevailing market conditions, and will adjust its portfolio consistent with its investment policy of maintaining an average effective remaining maturity for the Fund's portfolio of twelve years or less.

The Fund is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 2001, the Fund had outstanding when-issued and delayed delivery purchase commitments of $4,404,469.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities.

Federal Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund. All monthly tax-exempt income dividends paid during the fiscal year ended May 31, 2001, have been designated Exempt Interest Dividends.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Derivative Financial Instruments
The Fund may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended May 31, 2001.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Audit Guide
In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. It is not anticipated that the adoption of the Guide will have a significant effect on the financial statements.

2. FUND SHARES
There were no share transactions during the fiscal year ended May 31, 2001, nor during the fiscal year ended May 31, 2000.

3. DISTRIBUTIONS TO SHAREHOLDERS
The Fund declared a dividend distribution of $.0525 per share from its tax-exempt net investment income which was paid on July 2, 2001, to shareholders of record on June 15, 2001.

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in intermediate-term municipal securities for the fiscal year ended May 31, 2001, aggregated $54,161,044 and $48,306,710, respectively. Purchases and sales (including maturities) of investments in short-term municipal securities for the fiscal year ended May 31, 2001, aggregated $20,150,000 and $20,150,000, respectively.

At May 31, 2001, the cost of investments owned for federal income tax purposes was $141,674,913.

5. UNREALIZED APPRECIATION (DEPRECIATION)
At May 31, 2001, net unrealized appreciation of investments for federal income tax purposes aggregated $58,670 of which $5,413,808 related to appreciated securities and $5,355,138 related to depreciated securities.

6. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS                                         MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .5000 of 1%
For the next $125 million                                            .4875 of 1
For the next $250 million                                            .4750 of 1
For the next $500 million                                            .4625 of 1
For the next $1 billion                                              .4500 of 1
For net assets over $2 billion                                       .4375 of 1
================================================================================

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

NOTES TO
     FINANCIAL STATEMENTS (CONTINUED)


7. COMPOSITION OF NET ASSETS
At May 31, 2001, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:


--------------------------------------------------------------------------------

Common shares, $.01 par value per share                             $    123,808
Paid-in surplus                                                      138,158,555
Balance of undistributed net investment income                           113,183
Accumulated net realized gain from investment transactions                62,937
Net unrealized appreciation of investments                               345,636
--------------------------------------------------------------------------------
Net assets                                                          $138,804,119
================================================================================

8. INVESTMENT COMPOSITION
At May 31, 2001, the revenue sources by municipal purpose, expressed as a percent of intermediate-term investments, were as follows:

--------------------------------------------------------------------------------

Capital Goods                                                                 3%
Education and Civic Organizations                                             5
Healthcare                                                                   17
Housing/Multifamily                                                           7
Housing/Single Family                                                         6
Long-Term Care                                                                6
Tax Obligation/General                                                        7
Tax Obligation/Limited                                                        7
Transportation                                                               14
U.S. Guaranteed                                                               7
Utilities                                                                    19
Other                                                                         2
--------------------------------------------------------------------------------
                                                                            100%
================================================================================

In addition, 31% of the intermediate-term investments owned by the Fund are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default. Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of the Fund's shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of the Fund.


               FINANCIAL
                   HIGHLIGHTS

                  Selected data for a share outstanding throughout each year:

                                          INVESTMENT OPERATIONS                  LESS DISTRIBUTIONS
                                   -------------------------------------  ----------------------------------
                                                          NET
                                                    REALIZED/
                        BEGINNING        NET       UNREALIZED                    NET                             ENDING     ENDING
                        NET ASSET INVESTMENT       INVESTMENT             INVESTMENT       CAPITAL            NET ASSET     MARKET
                            VALUE     INCOME      GAIN (LOSS)      TOTAL      INCOME         GAINS     TOTAL     VALUE       VALUE
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
    2001                   $11.16       $.62           $ .06       $.68       $(.63)        $  --     $(.63)     $11.21   $10.8700
    2000                    11.84        .63            (.59)       .04        (.62)         (.10)     (.72)      11.16    10.1875
    1999                    11.95        .61            (.07)       .54        (.61)         (.04)     (.65)      11.84    11.5625
    1998                    11.70        .61            .29         .90        (.61)         (.04)     (.65)      11.95    11.4375
    1997                    11.59        .62            .18         .80        (.65)         (.04)     (.69)      11.70    10.7500
==================================================================================================================================


                          TOTAL RETURNS                                            RATIOS/SUPPLEMENTAL DATA
                -----------------------------        -----------------------------------------------------------------------------
                                                                         BEFORE CREDIT            AFTER CREDIT*
                                                                   ------------------------  ------------------------
                                                                               RATIO OF NET              RATIO OF NET
                                                                      RATIO OF   INVESTMENT     RATIO OF   INVESTMENT
                                     BASED ON            ENDING    EXPENSES TO    INCOME TO  EXPENSES TO    INCOME TO    PORTFOLIO
                    BASED ON        NET ASSET        NET ASSETS        AVERAGE      AVERAGE      AVERAGE      AVERAGE     TURNOVER
                MARKET VALUE+           VALUE+            (000)     NET ASSETS   NET ASSETS   NET ASSETS   NET ASSETS         RATE
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
    2001               13.15%            6.19%         $138,804            .64%        5.50%         .61%        5.53%          35%
    2000               (5.48)             .43           138,149            .61         5.48          .61         5.49            6
    1999                6.87             4.64           146,630            .63         5.14          .62         5.15           31
    1998               12.60             7.85           147,842            .65         5.17          .65         5.17           13
    1997                2.68             6.98           144,775            .64         5.35          .64         5.35           17
==================================================================================================================================

* After custodian fee credit, where applicable.

+ Total Return on Market Value is the combination of reinvested dividend income, reinvested capital gain distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gain distributions, if any, and changes in net asset value per share. Total returns are not annualized.

                                 See accompanying notes to financial statements.


              Build Your Wealth
                  Automatically


NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distrib utions that are reinvested.

It is important to note that an automatic reinvest ment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Sidebar text:

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

FUND
    INFORMATION


BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
J.P. Morgan Chase & Co.
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 12-month period ended May 31, 2001. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
         for Generations

Photo of John Nuveen, Sr.

For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


Invest well. Look ahead. LEAVE YOUR MARK. sm


logo: Nuveen Investments


                   Nuveen Investments o 333 West Wacker Drive
                       Chicago, IL 60606 o www.nuveen.com

                                                                      FAN-1-5-01